Dreyfus
High Yield
Strategies Fund



SEMIANNUAL REPORT
September 30, 2001





                      DREYFUS HIGH YIELD STRATEGIES FUND

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Cash Flows

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield
                                                                Strategies Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus High Yield Strategies Fund covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on the bond market. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

For the six-month period ending September 30, 2001, the fund achieved a total return of -18.29% .(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index"), the fund's benchmark, produced a total return of -6.81% for the same period.(2)

We remain disappointed in the fund's performance, which we attribute to market- and fund-related factors. First, the entire high yield bond market has been hit hard by the economic slowdown that persisted throughout the reporting period. Lower corporate earnings and capital spending have severely affected many high yield issuers. Some have defaulted on their debt, including six issuers that the fund held on September 30, 2001. Second, despite our best intentions to upgrade the portfolio and improve the fund's overall credit quality, low prices have limited our ability to do so. As a result, we have retained some holdings that we otherwise might have sold. Because the fund employs a leveraged investment strategy, these influences negatively magnified the fund's performance compared to their effect on the Index.

What is the fund's investment approach?

The fund primarily seeks high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

We select individual issues based on careful credit analysis -- our projection of each issuer's ability to meet its obligations as they become due.
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In managing our portfolio, we look to buy debt from a wide range of issuers, including newly established companies which are significant issuers of high yield debt. We look to balance our portfolio by buying "seasoned" bonds, which have been issued by companies with an established track record and have been outstanding for a number of years. We also may seek bonds that are convertible into an issuer's common stock.

Our investment approach also includes identifying and investing in special situations. We search for out-of-favor companies whose bonds we believe to be undervalued. We attempt to identify and anticipate trigger events that could lead the market to discover the value we have seen and create potential price appreciation. We also employ leverage -- buying additional bonds with borrowed money in an effort to increase the fund' s return.

What other factors influenced the fund's performance?

The high yield bond market's performance has been lackluster since mid-1998, when a leading hedge fund almost single-handedly disrupted the entire marketplace. Since then, fewer institutional investors have participated in the high yield market. As demand has fallen, so has the ability of investors to buy and sell high yield bonds quickly and easily. This decrease in liquidity has put downward pressure on prices.

The past six months have seen a continuation of this trend. Despite aggressive efforts by the Federal Reserve Board to reinvigorate the U.S. economy through eight interest-rate reductions over the first nine months of 2001, the business environment for most high yield issuers has deteriorated, the default rate among high yield issuers has risen and fewer investors are willing to assume the risks that lower rated bonds entail. Near the end of the reporting period, the September 11 catastrophe was a contributing factor in the negative performance of the high yield bond market.

In addition, just as the fund's leveraged strategy has the potential to magnify gains in good times, it has intensified losses during these difficult times.


What is the fund's current strategy?

We have persisted in our attempts to upgrade the quality of the fund's holdings. However, a further decrease in liquidity and low price levels have limited our ability to sell existing holdings at competitive prices. As long as such holdings continue to pay high levels of interest, we intend to wait until better sale prices are available.

When upgrades have been possible, we have focused on the debt of companies that have at least a three-year operating history and positive cash flows. We have also focused more intently on investment-grade corporate bonds and also U.S. Treasury bonds. As of the end of the reporting period, bonds rated triple-B or better comprised approximately 10% of the portfolio, while the portfolio's overall rating was B-. We will continue to employ any opportunity that we believe will have a positive impact on the portfolio.

Please be assured that we are acutely aware of the concerns of our shareholders during this highly challenging time, and we are committed to restructuring the fund so that it is better positioned to achieve its income-oriented investment goals.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: BLOOMBERG L. P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)


                                                                                               Principal
BONDS AND NOTES--141.1%                                                                         Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--5.3%

Air 2 US,

   Enhanced Equipment Notes, Ser. D, 12.266%, 2020                                           10,000,000  (b)           9,342,450

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                             7,000,000  (b)           4,900,000

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       4,000,000                2,640,000

Stellex Industries,

   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                        13,000,000  (c)             130,000

                                                                                                                      17,012,450

AUTOMOTIVE--4.5%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                           4,131,000                3,986,415

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                        6,400,000                4,624,000

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  14,195,000  (c)           2,909,975

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                   3,909,000  (b)           2,091,315

United Rentals,

   Gtd. Notes, 10.75%, 2008                                                                     900,000  (b)             895,500

                                                                                                                      14,507,205

BROADCASTING/ADVERTISING--7.6%

Acme Intermediate Holdings/Finance,

   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            5,800,000  (d)           3,799,000

Acme Television/Finance,

   Sr. Notes, Ser. B, 10.875%, 2004                                                           4,400,000                3,894,000

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                            6,500,000  (d,e)         1,657,500

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                               1,820,000                1,246,700

Radio Unica,

   Sr. Discount Notes, 0/11.75%, 2006                                                        13,850,000  (d)           6,717,250

Tri-State Outdoor Media Group,

   Sr. Notes, 11%, 2008                                                                      10,400,000                7,124,000

                                                                                                                      24,438,450

BUILDING MATERIALS--1.2%

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B., 10.625%, 2007                                                     4,057,000                3,915,005


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA--12.7%

Adelphia Communications,

   Sr. Notes, 10.25%, 2011                                                                    5,625,000                4,921,875

Charter Communications/Holdings:

   Sr. Discount Notes, 0/9.92%, 2011                                                          2,275,000  (d)           1,473,063

   Sr. Discount Notes, 0/11.75%, 2011                                                         5,798,000  (b,d)         3,217,890

   Sr. Notes, 10.75%, 2009                                                                    5,800,000  (b)           5,800,000

   Sr. Notes, 10%, 2011                                                                       2,256,000  (b)           2,165,760

Diamond Cable Communications:

   Sr. Notes, 13.25%, 2004                                                                      600,000                  273,000

   Sr. Notes, 11.75%, 2005                                                                    1,910,000                  792,650

NTL:

   Deb., 11.2%, 2007                                                                          6,140,000                4,267,300

   Sr. Notes, Ser. A, 12.75%, 2005                                                            3,000,000                1,665,000

   Sr. Notes, Ser. B, 11.5%, 2006                                                             1,275,000                  669,375

   Sr. Notes, Ser. B, 11.5%, 2008                                                             1,275,000                  643,875

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                              11,000,000               11,385,000

UIH Australia/Pacific:

   Sr. Discount Notes, Ser. B, 14%, 2006                                                     12,745,000                1,593,125

   Sr. Discount Notes, Ser. D, 14%, 2006                                                      2,655,000                  331,875

United Pan-Europe Communications,

   Sr. Notes, Ser. B, 11.25%, 2010                                                           11,000,000                1,595,000

                                                                                                                      40,794,788

CHEMICALS--4.8%

Huntsman ICI Chemicals:

   Sr. Sub. Notes, 9.5%, 2007                                                                 3,630,000  (b)             889,350

   Sr. Sub. Notes, 10.125%, 2009                                                              1,500,000                1,297,500

ISG Resources,

   Sr. Sub. Notes, 10%, 2008                                                                 12,050,000                8,254,250

United Industries,

   Sr. Sub. Notes, Ser. B, 9.875%, 2009                                                       6,200,000                4,867,000

                                                                                                                      15,308,100

COMPUTERS--.1%

Globix,

   Sr. Notes, 12.5%, 2010                                                                     1,350,000                  249,750

CONSUMER--6.5%

Coinmach,

   Sr. Notes, Ser. D, 11.75%, 2005                                                            5,861,000                5,948,915

Concord Camera,

   Sr. Notes, Ser. B, 11%, 2005                                                              15,000,000               14,962,500

                                                                                                                      20,911,415

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--3.8%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       4,110,000                3,226,350

Fairchild Semiconductor,

   Sr. Sub. Notes, 10.5%, 2009                                                                  900,000                  873,000

Northern Offshore ASA,

   Sr. Notes, 10%, 2005                                                                       5,000,000                3,450,000

Wiser Oil,

   Sr. Sub. Notes, 9.5%, 2007                                                                 5,400,000  (b)           4,617,000

                                                                                                                      12,166,350

ENTERTAINMENT/LEISURE--5.5%

American Skiing,

   Sr. Sub. Notes, Ser. B, 12%, 2006                                                         17,244,000               12,588,120

Booth Creek Ski Holdings,

   Sr. Notes, Ser. B, 12.5%, 2007                                                             6,502,000                4,974,030

                                                                                                                      17,562,150

FINANCIAL--7.9%

Armkel/Finance,

   Sr. Sub. Notes, 9.5%, 2009                                                                 1,600,000  (b)           1,628,000

Finova Group,

   Notes, 7.5%, 2009                                                                          1,365,000                  535,612

IOS Capital,

   Notes, 9.75%, 2004                                                                         4,414,000                4,556,175

Resource America,

   Sr. Notes, 12%, 2004                                                                       5,394,000                5,151,270

Steers-2001,

  Credit-Linked Structured

  Enhanced Returns Trusts,

   Ser. CPN-1, 6.613%, 2004                                                                   2,138,000  (b,f)         2,120,319

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     9,200,000  (b)           9,238,456

Telewest Finance:

   Conv. Notes, 6%, 2005                                                                      2,500,000  (b)           1,450,000

   Conv. Notes, 6%, 2005                                                                      1,000,000                  580,000

                                                                                                                      25,259,832

FOOD AND BEVERAGES--6.2%

Chiquita Brands International,

   Sub. Deb., 9.125%, 2004                                                                    2,440,000  (c)           1,695,800

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                               7,048,000                6,167,000

Pilgrims Pride,

   Gtd. Sr. Sub. Notes, 9.625%, 2011                                                            498,000                  502,980



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES (CONTINUED)

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                               15,000,000               11,325,000

                                                                                                                      19,690,780

FOREIGN GOVERNMENTAL--1.0%

Federative Republic of Brazil,

   Notes, 11%, 2040                                                                           4,685,000                3,071,018

FOREST PRODUCTS--2.3%

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    9,750,000                7,361,250

INDUSTRIAL--13.3%

Alliance Laundry Systems,

   Sr. Sub. Notes, 9.625%, 2008                                                              13,000,000                7,085,000

Applied Extrusion Technology,

   Sr. Notes, 10.75%, 2011                                                                    2,236,000  (b)           2,236,000

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               6,026,000                4,549,630

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                7,953,000                6,362,400

J.B. Poindexter & Co.,

   Sr. Notes, 12.5%, 2004                                                                     5,000,000                3,975,000

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     6,367,000                5,730,300

Neenah:

   Sr. Sub. Notes, Ser. B, 11.125%, 2007                                                      2,192,000                1,304,240

   Sr. Sub. Notes, Ser. D, 11.125%, 2007                                                      3,960,000                2,356,200

True Temper Sports,

   Sr. Sub. Notes, Ser. B, 10.875%, 2008                                                      9,000,000                9,045,000

                                                                                                                      42,643,770

INSURANCE--1.7%

Conseco:

   Notes, 6.4%, 2003                                                                          2,725,000                2,384,375

   Notes, 8.75%, 2004                                                                         3,600,000                3,006,000

                                                                                                                       5,390,375

MACHINERY--4.3%

Columbus McKinnon,

   Gtd. Sr. Sub. Notes, 8.5%, 2008                                                            2,341,000                2,142,015

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          2,271,000                1,782,735

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                          2,987,000                2,344,795

Simonds Industries,

   Sr. Sub. Notes, 10.25%, 2008                                                               9,150,000                4,803,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MACHINERY (CONTINUED)

Terex:

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,676,000                2,582,340

   Sr. Sub. Notes, Ser. D, 8.875%, 2008                                                         210,000                  192,150

                                                                                                                      13,847,785

MANUFACTURING--2.7%

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                      10,000,000                8,750,000

METAL AND MINING--.2%

Bethlehem Steel,

   Sr. Notes, 10.375%, 2003                                                                   2,263,000  (c)             690,215

OIL AND GAS--1.1%

Triton Energy,

   Sr. Notes 9.25%, 2005                                                                      3,139,000                3,468,595

PAPER AND PACKAGING--4.9%

Corporation Durango S.A.de C.V.,

   Sr. Notes, 13.125%, 2006                                                                   1,523,000                1,374,507

Riverwood International,

   Sr. Notes, 10.625%, 2007                                                                   1,120,000  (b)           1,136,800

SF Holdings Group,

  Sr. Secured Discount Notes,

   Ser. B, 0/12.75%, 2008                                                                    26,550,000  (d,e)        13,142,250

                                                                                                                      15,653,557

PUBLISHING--2.2%

Day International Group,

   Sr. Sub. Notes, 9.5%, 2008                                                                 9,011,000                6,893,415

REAL ESTATE--1.5%

LNR Property,

   Sr. Sub. Notes, Ser. B, 9.375%, 2008                                                       5,181,000                4,896,045

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.1%

Residential Funding Mortgage Securities I, REMIC:

   Ser. 2001-S19, Cl. B1, 6.5%, 2016                                                            153,100  (b)             135,578

   Ser. 2001-S19, Cl. B2, 6.5%, 2016                                                             76,600  (b)              58,062

   Ser. 2001-S19, Cl. B3, 6.5%, 2016                                                            153,130  (b)              43,259

                                                                                                                         236,899

RETAIL--3.5%

J Crew Operating,

   Sr. Sub. Notes, 10.375%, 2007                                                             10,000,000                7,850,000

Rite Aid,

   Deb., 6.875%, 2013                                                                         2,500,000                1,812,500



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                          6,101,000  (e)           1,647,270

                                                                                                                      11,309,770

SHIPPING--2.4%

Cenargo International,

   First Pfd. Ship Mortgage, 9.75%, 2008                                                     10,000,000                7,525,000

TECHNOLOGY--2.6%

Amkor Technology:

   Sr. Notes, 9.25%, 2006                                                                     1,500,000                1,222,500

   Sr. Notes, 9.25%, 2008                                                                     4,650,000                3,720,000

Viasystems,

   Sr. Sub. Notes, 9.75%, 2007                                                               11,960,000                3,229,200

                                                                                                                       8,171,700

TELECOMMUNICATION--7.0%

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    2,342,000                1,990,700

Exodus Communications,

   Sr. Notes, 11.625%, 2010                                                                   1,425,000  (c)             163,875

Global Crossing Holdings:

   Sr. Notes, 8.7%, 2007                                                                      3,123,000                1,327,275

   Sr. Notes, 9.625%, 2008                                                                      498,000                  216,630

Lucent Technologies:

   Deb., 6.45%, 2029                                                                          2,908,000                1,846,580

   Notes, 5.5%, 2008                                                                          1,379,000                  985,985

MGC Communications,

   Sr. Secured Notes, Ser. B, 13%, 2004                                                      11,000,000                4,455,000

McLeodUSA,

   Sr. Discount Notes, 0/10.5%, 2007                                                         14,686,000  (d)           3,744,930

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                       6,052,000                  756,500

   Sr. Notes, Ser. B, 10%, 2008                                                               5,100,000                  637,500

Nortel Networks Lease Pass-Through Trust,

   Pass-Through Trust Ctfs.,
   Ser. 2001-1, 11.629%, 2016                                                                 2,427,000                1,906,239

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,960,000                  873,200

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,000,000  (d)             560,000

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,421,000                2,069,955

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                   1,800,000                  756,000

                                                                                                                      22,290,369

TEXTILES--3.0%

Levi Strauss & Co.,

   Sr. Notes, 11.625%, 2008                                                                   9,876,000                7,258,860

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    9,800,000  (c)           2,450,000

                                                                                                                       9,708,860

TRANSPORTATION--2.2%

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    8,000,000                7,060,000

UTILITIES--3.8%

AES,

   Sr. Sub. Notes, 9.375%, 2010                                                               3,000,000                2,595,000

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                        7,583,000                6,142,230

Mission Energy Holding,

   Sr. Notes, 13.5%, 2008                                                                     3,460,000  (b)           3,511,900

                                                                                                                      12,249,130

WIRELESS COMMUNICATIONS--13.5%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                        6,490,000  (d)           3,147,650

   Sr. Notes, 13.625%, 2011                                                                   2,950,000  (b)           2,802,500

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    6,025,000                5,076,062

Filtronic,

   Sr. Notes, 10%, 2005                                                                      11,000,000                8,085,000

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                               9,675,000                4,946,344

   Sr. Discount Notes, 0/10.65%, 2007                                                         1,190,000  (d)             716,975

   Sr. Notes, 9.375%, 2009                                                                    1,160,000                  722,100

   Sr. Notes, 9.5%, 2011                                                                      2,250,000                1,378,125

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                          1,000,000  (d,e)           325,000

SBA Communications,

   Sr. Discount Notes, 0/12%, 2008                                                            5,500,000  (d)           3,877,500

Satelites Mexicanos,

   Sr. Notes, Ser. B, 10.125%, 2004                                                           4,000,000                2,410,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                              6,796,000                6,014,460

Telesystem International Wireless,

   Sr. Notes, 14%, 2003                                                                       3,009,355  (b)           1,670,192

U.S. Unwired,

  Sr. Sub. Discount Notes,

   Ser. B, 0/13.375%, 2009                                                                    3,600,000  (d)           1,890,000

                                                                                                                      43,061,908

YANKEE--1.7%

Telewest Communications,

   Sr. Discount Notes, 0/9.25%, 2009                                                          2,715,000  (d)             970,613

Marconi:

   Bonds, 8.375%, 2030                                                                        4,136,000                1,323,520

   Notes, 5.625%, 2005                                                    EUR                 2,424,000                  756,695

   Notes, 7.75%, 2010                                                                         6,648,000                2,260,320

                                                                                                                       5,311,148

TOTAL BONDS AND NOTES

   (cost $617,530,216)                                                                                               451,407,084
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--6.9%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--4.1%

Paxson Communications:

   Cum., $1,325                                                                                     819                7,289,100

   Cum. Conv., $975                                                                                 665  (b)           5,785,500

                                                                                                                      13,074,600

CONSTRUCTION--1.1%

FWT, Ser. A,

   Cum., $.10                                                                                 2,431,333                1,094,100

Kaiser Group Holdings,

   Cum., $3.85                                                                                  108,168  (g)           2,379,696

                                                                                                                       3,473,796

CONSUMER--.7%

Samsonite,

   Cum., $138.75                                                                                  3,289                2,146,115

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
PREFERRED STOCKS (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS--1.0%

EXCO Resources,

   Cum. Conv., $1.05                                                                            184,924                3,051,246

PAPER AND PACKAGING--.0%

SF Holdings Group:

   Cum., $1,375                                                                                       0  (b)               1,100

   Ser. B, Cum., $1,375                                                                              20                  110,000

                                                                                                                         111,100

TOTAL PREFERRED STOCKS

   (cost $24,481,752)                                                                                                 21,856,857
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION:

FWT, Cl. A                                                                                      229,600  (e)              45,920

Kaiser Group Holdings                                                                            43,771  (e,g)            90,168

Kaiser Group Holdings (rights)                                                                  108,168  (e,h,i)               0

TOTAL COMMON STOCKS
   (cost $177,233)                                                                                                       136,088
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $642,189,201)                                                            148.0%              473,400,029

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (48.0%)            (153,587,768)

NET ASSETS                                                                                       100.0%              319,812,261

(A)  PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $65,736,931 OR 20.6% OF NET ASSETS.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  NON-INCOME PRODUCING.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  INVESTMENTS IN NON-CONTROLLED AFFILIATES (ISSUERS IN WHICH THE FUND HELD 5%
     OR MORE OF THE OUTSTANDING VOTING SECURITIES ARE DEFINED AS AFFILIATED IN
     THE INVESTMENT COMPANY ACT OF 1940). THE FUND HOLDS APPROXIMATELY 5.16% OF
     THE VOTING SECURITIES WITH A COST OF $2,078,337.

(H)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
     UNDER CERTAIN CONDITIONS.

(I)  THE VALUE OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

                                                     Acquisition    Purchase
                                                            Date  Price ($0)    Net Assets       Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

Kaiser Group Holdings (rights)                          6/26/2001       .00            .00            0.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           642,189,201  473,400,029

Cash                                                                 1,381,941

Cash denominated in foreign currencies                      8,534        8,566

Interest receivable                                                 18,117,722

Receivable for investment securities sold                            4,448,615

Dividends receivable                                                   199,743

Prepaid expenses                                                        56,353

                                                                   497,612,969
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                  378,855

Due to Shareholder Servicing Agent                                      31,105

Loan payable--Note 2                                               160,000,000

Unrealized depreciation on interest rate swaps--Note 4(a)           11,310,437

Payable for swap                                                     2,133,017

Payable for investment securities purchased                          1,688,981

Swap expense payable                                                 1,228,049

Interest payable--Note 2                                               599,485

Accrued expenses and other liabilities                                 430,779

                                                                   177,800,708
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     319,812,261
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    969,190,545

Accumulated distributions in excess of investment income--net       (2,917,256)

Accumulated net realized gain (loss) on
  investments and financial futures                               (466,361,640)

Accumulated net unrealized appreciation (depreciation) on
  investments, interest rate swaps and
  foreign currency transactions--Note 4(b)                        (180,099,388)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     319,812,261
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                              66,420,006

NET ASSET VALUE, per share ($)                                            4.81

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            34,898,723

Cash dividends                                                       1,489,728

TOTAL INCOME                                                        36,388,451

EXPENSES:

Management fee--Note 3(a)                                            2,603,338

Interest expense--Note 2                                             4,414,133

Shareholder servicing costs--Note 3(a,b)                               315,999

Professional fees                                                      271,258

Trustees' fees and expenses--Note 3(c)                                 109,225

Registration fees                                                       36,989

Loan commitment fees--Note 2                                            27,138

Custodian fees--Note 3(a)                                               26,286

Shareholders' reports                                                   15,359

Miscellaneous                                                           47,530

TOTAL EXPENSES                                                       7,867,255

Less--reduction in management and shareholder
  servicing fees due to undertakings--Note 3(a,b)                    (369,409)

NET EXPENSES                                                         7,497,846

INVESTMENT INCOME--NET                                              28,890,605
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (165,176,422)

Net realized gain (loss) on financial futures                          707,147

NET REALIZED GAIN (LOSS)                                          (164,469,275)

Net unrealized appreciation (depreciation) on investments

  and interest rate swaps [including ($186,750) net unrealized

  (depreciation) on financial futures]                              63,551,912

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (100,917,363)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (72,026,758)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CASH FLOWS

September 30 2001 (Unaudited)

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest received                                      24,546,828

Dividends received                                      1,856,108

Interest and loan commitment fees paid                (4,399,743)

Operating expenses paid                                 (547,046)

Paid to The Dreyfus Corporation                       (2,368,281)    19,087,866
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                   (611,378,854)

Net purchases of short-term portfolio securities       17,141,114

Proceeds from sales of portfolio securities           644,220,073

Variation Margin                                          829,786  50,812,119
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Cash dividends paid                                  (23,758,191)

Dividends reinvested                                 (45,000,000)  (68,758,191)

Net payments of reverse repurchase agreements

Increase in cash                                                      1,141,794

Cash at beginning of period                                             240,147
--------------------------------------------------------------------------------

CASH AT END OF PERIOD                                                 1,381,941
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM

  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Decrease in Net Assets Resulting From Operations               (72,026,758)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

Increase in interest receivable                                       1,783,679

Increase in dividends receivable                                        366,380

Increase in interest and loan commitment fees                            41,527

Increase in accrued operating expenses                                  250,758

Increase in prepaid expenses                                             24,841

Decrease in due to The Dreyfus Corporation                            (134,352)

Net interest sold on investments                                    (3,449,241)

Net realized gain on investments                                    164,469,275

Net unrealized depreciation on investments                         (63,551,912)

Net amortization of discount on investments                         (8,686,331)
--------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            19,087,866

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001           Year Ended
                                              (Unaudited)       March 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         28,890,605           73,568,897

Net realized gain (loss) on investments      (164,469,275)        (187,462,103)

Net unrealized appreciation
   (depreciation) on investments               63,551,912          (43,861,484)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (72,026,758)        (157,754,690)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (29,696,862)         (82,470,862)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                 5,938,671            9,146,460

TOTAL INCREASE (DECREASE) IN NET ASSETS       (95,784,949)        (231,079,092)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           415,597,210          646,676,302

END OF PERIOD                                 319,812,261          415,597,210

Undistributed investment income
   (Distributions in excess)--net             (2,917,256)            1,647,896
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED          1,003,839            1,157,493

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                               Six Months Ended
                                                           September 30, 2001(a)                          Year Ended March 31,
                                                                                              --------------------------------------
                                                                      (Unaudited)             2001            2000         1999(b)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                        6.35             10.06         11.83         15.00

Investment Operations:

Investment income--net                                                       .38              1.14          1.46          1.38

Net realized and unrealized
   gain (loss) on investments                                              (1.47)            (3.57)        (1.75)        (3.35)

Total from Investment Operations                                           (1.09)            (2.43)         (.29)        (1.97)

Distributions:

Dividends from investment income--net                                       (.45)            (1.28)        (1.48)        (1.20)

Net asset value, end of period                                              4.81              6.35         10.06         11.83

Market value, end of period                                                 5.21              6.47          8 7/8        11 7/8
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                      (13.13)(d)        (14.09)       (14.35)      (14.12)(e)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                           1.59(e)           1.61          1.50          1.46(e)

Ratio of interest expense to average net assets                             2.27(e)           3.13          2.21          2.17(e)

Ratio of net investment income
   to average net assets                                                   14.88(e)          14.35         13.20         11.64(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation
   and UBS Warburg LLC                                                       .19(e,f)           --            --              --

Portfolio Turnover Rate                                                   107.02(d)          42.61         28.37         59.40(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    319,812           415,597       646,676       742,833

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS
     CHANGE FOR THE PERIOD ENDED SEPTEMBER 30, 2001 WAS TO DECREASE NET
     INVESTMENT INCOME PER SHARE BY $.08, INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.08, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 15.75% TO 14.88%. PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(C)  CALCULATED BASED ON MARKET VALUE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  REPRESENTS WAIVER OF .10 OF 1% OF MANAGED ASSETS BY THE DREYFUS CORPORATION
     AND .03 OF 1% OF MANAGED ASSETS BY USB PAINEWEBBER.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified
closed-end   management  investment  company.  The  fund's  primary  investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. The fund includes in interest income amounts paid and received under its interest rate swap agreements.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On  September 25, 2001, the Board of Trustees declared a cash dividend of $.0752
per   share   from  investment  income-net,  payable  on  October  23,  2001  to shareholders of record as of the close of business on October 9, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $201,087,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, $32,078,000 of the carryover expires in fiscal 2007, $32,334,000 expires in fiscal 2008 and $136,675,000 expires in fiscal 2009.

NOTE 2--Borrowings:

The fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes.

Through June 15, 2001, the fund had entered into a $325,000,000 line of credit facility (the "Facility"). Under the terms of the Facility the fund could borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest was charged to the fund at rates in effect at time of borrowing for the loan type chosen by the fund. In addition, the fund payed a commitment fee of .10 of 1% per annum on the unused portion of the Facility.


Effective June 15, 2001, the fund entered into a $300,000,000 Revolving Credit And Security Agreement ("Revolving Credit Agreement") which expires on June 15, 2006. Under the terms of the Revolving Credit Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral; the Yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The Fund pays certain other fees associated with the "Revolving Credit Agreement". During the period ended September 30, 2001, $291,603 applicable to these fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended September 30, 2001, under both agreements, was approximately $189,585,000, with a related weighted average annualized interest rate of 4.64%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

For the period from April 4, 2001 through April 4, 2002, the Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the Managed Assets. The reduction in management fee, pursuant to the undertaking, amounted to $284,161 during the period from April 4, 2001 through September 30, 2001.

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended September 30, 2001, the fund was charged $5,800 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $26,286 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended September 30, 2001, the fund was charged $289,260 pursuant to the Shareholder Servicing Agreement.

For the period from April 4, 2001 through April 4, 2002, UBS Warburg LLC has agreed to waive receipt of a portion of the fund's shareholder services fee in the amount of .03 of 1% of the Managed Assets. The reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $85,248 during the period from April 4, 2001 through September 30, 2001.

(c) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus/Laurel funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2001, amounted to $599,106,425 and $632,786,111, respectively.

In addition , the following summarizes open interest rate swap agreements at September 30, 2001:


                                          RATE PAID        RATE RECEIVED                                                 NET
SWAP                   NOTIONAL          BY THE FUND        BY THE FUND         FLOATING        TERMINATION        UNREALIZED
COUNTER-PARTY        PRINCIPAL ($)      AT 9/30/2001       AT 9/30/2001        RATE INDEX          DATE        (DEPRECIATION) ($)
------------------------------------------------------------------------------------------------------------------------------------

Chase                    60,000,000         6.0875%            3.15%         3-month LIBOR        6/15/2003        (2,894,711)

Chase                   150,000,000          5.765%            3.15%         3-month LIBOR        6/15/2006        (8,415,726)

                                                                                                                  (11,310,437)


The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2001, there were no financial futures contracts outstanding.

(b)   At   September  30,  2001,  accumulated  net  unrealized  depreciation  on
investments   was   $168,789,172,  consisting  of  $5,522,715  gross  unrealized appreciation and $174,311,887 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on fixed income securities on a scientific basis. Prior to April 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,758,896 decrease in accumulated undistributed investment income-net and a corresponding $3,758,896 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2001 was to decrease net investment income by $1,699,999, decrease net unrealized appreciation (depreciation) by $497,656 and increase net realized gains (losses) by $2,197,655. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.



NOTES

OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S DiMartino, Chairman

James M. Fitzgibbons

J. Tomlinson Fort

Arthur L. Goeschel

Kenneth A. Himmel

Stephen J. Lockwood

Roslyn M. Watson

Benaree Pratt Wiley

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Secretary

      Steven F Newman

Assistant Secretary

      Jeffrey Prusnofsky

Assistant Secretary

      Michael A. Rosenberg

Assistant Treasurer

      William McDowell

PORTFOLIO MANAGERS

Martin F. Fetherston

Louis Geser

Michael Hoeh

William Howarth

Greg Jordan

Gerald E. Thunelius

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Mellon Investor Services LLC

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                        For More Information

                        Dreyfus High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Mellon Investor Services LLC
                        Overpeck Centre
                        85 Challenger Road
                        Ridgefield Park, NJ 07660


(c) 2001 Dreyfus Service Corporation                                  430SA0901